UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37747

(Commission File Number)

04-3291176

(IRS Employer Identification No.)

437 MADISON AVENUE, 38th Floor

NEW YORK, New York 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 328-2100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFIN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 12, 2025, at the 2025 annual meeting of stockholders (the “Annual Meeting”) of Medallion Financial Corp. (the "Company"), the Company’s stockholders approved Amendment No. 3 (the “Plan Amendment”) to the Company’s 2018 Equity Incentive Plan (as amended, the “Plan”), increasing the number of the shares reserved for issuance under the Plan by 2,000,000 shares, from 5,710,968 to 7,710,968 shares. The Plan Amendment was previously approved by the Company’s Board of Directors, subject to stockholder approval at the Annual Meeting, and the Plan Amendment became effective upon such stockholder approval.

A description of the Plan Amendment is set forth in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”) and is incorporated by reference herein. The description of the Plan Amendment contained herein and in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan Amendment, which is incorporated herein by reference in its entirety. See Exhibit 10.1 below.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2025, the Company held its Annual Meeting. As of April 14, 2025, the record date for the determination of shareholders entitled to vote at the Annual Meeting (the “Record Date”), there were 23,234,596 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. 19,283,193 shares of common stock, or 82.99% of the common stock outstanding on the Record Date, were present in person or represented by proxy at the Annual Meeting, constituting a quorum.

Set forth below are (i) the matters voted upon at the Annual Meeting, which are more fully described in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on April 30, 2025, and (ii) the final certified results of the voting reported by Alliance Advisors, LLC, the Inspector of Election for the Annual Meeting.

Proposal 1 – Election of Class II Directors

Shareholders elected each of the Company’s nominees to serve as Class II Directors, each for a term expiring at the 2028 Annual Meeting of Shareholders of the Company, by the following votes:

	VOTES FOR	VOTES WITHHELD
NOMINEES
Brent O. Hatch	13,249,922	1,708,893
Andrew M. Murstein	14,156,856	801,958
Allan Tanenbaum	12,861,174	2,097,641

Proposal 2 – Ratification of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025 by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
17,828,059	1,253,301	201,833

Proposal 3 – Non-Binding Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved a non-binding advisory resolution to approve the 2024 compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement, by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
12,738,004	2,172,131	48,679

Proposal 4 – Vote to Approve an Amendment to the Company's 2018 Equity Incentive Plan

The Company’s stockholders approved an amendment to the Company’s 2018 Equity Incentive Plan, to increase the number of shares of common stock authorized for issuance thereunder by 2,000,000 shares, as described in the Company's Proxy Statement, by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
11,579,816	3,345,917	33,079

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1

Amendment No. 3 to Medallion Financial Corp. 2018 Equity Incentive Plan (incorporated herein by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 30, 2025 (File No. 001-37747))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2025

MEDALLION FINANCIAL CORP.

By:	/s/ Anthony N. Cutrone
Name: Anthony N. Cutrone
Title: Chief Financial Officer